UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
June 4, 2021

Coupa Software Incorporated
(Exact name of registrant as specified in its charter)

Delaware	001-37901	20-4429448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1855 S. Grant Street
San Mateo, CA 94402
(Address of principal executive offices, including zip code)
(650) 931-3200
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	COUP	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 2.02.    Results of Operations and Financial Condition.
On June 7, 2021, Coupa Software Incorporated (the "Company") issued a press release announcing its results for its first quarter ended April 30, 2021. A copy of the press release is furnished herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information in this Item 2.02 and the accompanying Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless expressly incorporated by reference in such filing.
Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 4, 2021, the Company named Todd Ford as the Company’s President of Finance & Operations, Anthony Tiscornia as the Company’s Chief Financial Officer, and Maurizio Baratta as the Company’s Chief Accounting Officer.
Mr. Ford, age 54, has served as the Company’s Chief Financial Officer since May 2015. Mr. Ford has served on the board of directors of 8x8, Inc. since June 2019 and on the board of directors of HashiCorp, Inc. since May 2020, and he previously served on the board of directors of Performant Financial Corporation from October 2011 to November 2019. Mr. Ford holds a B.S. in Accounting from Santa Clara University.
Mr. Tiscornia, age 45, has served as the Company’s Chief Accounting Officer since March 2019, and previously served as the Company’s Vice President of Finance and principal accounting officer from May 2017 to March 2019, Vice President, Finance & Controller from March 2015 to May 2017 and as Controller from December 2012 to March 2015. Mr. Tiscornia holds a B.S. in Managerial Economics from the University of California, Davis.
Mr. Baratta, age 44, has served as the Company’s Vice President, Controller since April 2018, and previously served as the Company’s Controller from May 2017 to March 2018 and Assistant Controller from January 2016 to April 2017. Mr. Baratta holds a Bachelor of Business Administration from Università Commerciale ‘Luigi Bocconi.’
There are no family relationships between Messrs. Ford, Tiscornia or Baratta and any of the Company’s directors or executive officers; there are no arrangements or understandings between them and any other person pursuant to which any of them was named to their respective position; and none of them has any direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Press Release Dated June 7, 2021
104	Cover Page Interactive Data File (Formatted as Inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Coupa Software Incorporated

By:	/s/ Anthony Tiscornia
Anthony Tiscornia
Dated: June 7, 2021	Chief Financial Officer (Principal Financial Officer)